Exhibit 99.20

Entity 19

ULI (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Report and Condensed Financial Statements

For the ten months ended 31 October 2022

ULI (SOUTH CHINA) LIMITED

REPORTS AND CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

C O N T E N T S

1

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

ULI (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Introduction

We have reviewed the interim financial information set out on pages 3 to 11 which comprises the condensed statement of financial position of the Company as at 31 October 2022 and the related condensed statement of profit or loss and other comprehensive income, condensed statement of changes in equity and condensed statement of cash flows for the ten-month period then ended, and a summary of significant accounting policies and other explanatory notes. The preparation of a report on interim financial information to be in compliance with the relevant provisions thereof, International Accounting Standard 34 “Interim Financial Reporting” (“IAS 34”) and Hong Kong Accounting Standard 34 “Interim Financial Reporting” (“HKAS 34”) issued by the International Accounting Standards Board (“IASB”) and Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively. The directors are responsible for the preparation and presentation of this interim financial information in accordance with IAS/HKAS 34. Our responsibility is to express a conclusion on this interim financial information based on our review and to report our conclusion solely to you, as a body, in accordance with our agreed terms of engagement, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Scope of Review

We conducted our review in accordance with Hong Kong Standard on Review Engagements 2410 “Review of Interim Financial Information Performed by the Independent Auditor of the Entity” issued by the HKICPA. A review of interim financial information consists of making inquires, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Hong Kong Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

2

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

ULI (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Conclusion

Based on our review, nothing has come to our attention that causes us to believe that the interim financial information is not prepared, in all material respects, in accordance with IAS/HKAS 34.

/s/ RSM Hong Kong
Certified Public Accountants
29th Floor, Lee Garden Two
28 Yun Ping Road, Causeway Bay
Hong Kong

10 February 2023

3

ULI (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
		Ten months ended 31 October
	Note	2022	2021
		USD	USD

Revenue	3	41,845,709	37,937,991

Freight costs		(38,814,686)	(34,540,013)

Gross profit		3,031,023	3,397,978

Other income	4	13	93,410
Other gains and losses - net exchange losses		(94,969)	(4,155)
Administrative expenses		(817,027)	(417,742)
Other operating expenses		(385,655)	(132,006)

Profit from operations		1,733,385	2,937,485

Finance costs		-	(15,290)

Profit before taxation	5	1,733,385	2,922,195

Income tax expense	6	-	-

Profit for the period		1,733,385	2,922,195

Other comprehensive income for the period, net of tax		-	-

Total comprehensive income for the period		1,733,385	2,922,195

4

ULI (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF FINANCIAL POSITION

AT 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited 31 October	Audited 31 December
	Note	2022	2021
		USD	USD

Non-current asset

Property and equipment	7	-	7

Current assets

Trade receivables	8	1,913,385	10,805,376
Prepayments, deposits and other receivables		58,179	3,906,923
Amount due from a related party	10	-	76,559
Cash and cash equivalents		991,382	340,418
		2,962,946	15,129,276
Current liabilities

Trade payables	9	919,531	3,135,578
Other payables and accrued expenses		551,132	8,039,699
Amount due to a related party	10	-	11,629
		1,470,663	11,186,906
Net current assets		1,492,283	3,942,370

NET ASSETS		1,492,283	3,942,377

Capital and reserves

Share capital	11	1,282	1,282
Reserves		1,491,001	3,941,095

TOTAL EQUITY		1,492,283	3,942,377

Approved by the Board of Directors on 10 February 2023 and are signed on its behalf by:

Lee Chi Tak, Richard	Lee Man Bun, Patrick

5

ULI (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF CHANGES IN EQUITY

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
	Note	Share capital	Retained Profits	Total
		USD	USD	USD

Balance at 1 January 2021		1,282	2,710,437	2,711,719

Total comprehensive income for the period		-	2,922,195	2,922,195

Dividends paid	11(b)	-	(2,710,437)	(2,710,437)

At 31 October 2021		1,282	2,922,195	2,923,477

Balance 1 January 2022		1,282	3,941,095	3,942,377

Total comprehensive income for the period		-	1,733,385	1,733,385

Dividends paid	11(b)	-	(4,183,479)	(4,183,479)

Balance at 31 October 2022		1,282	1,491,001	1,492,283

6

ULI (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF CASH FLOWS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
		Ten months ended 31 October
	Note	2022	2021
		USD	USD

CASH FLOWS FROM OPERATING ACTIVITIES

Profit before taxation		1,733,385	2,922,195
Adjustments for:
- Finance costs		-	15,290
- Interest income	4	(12)	(1)
- Depreciation		7	37

Operating profit before changes in working capital		1,733,380	2,937,521

Decrease/(increase) in trade receivables		8,891,991	(7,509,064)
Decrease/(increase) in prepayments, deposits and other receivables		3,848,744	(2,672,441)
Decrease in amount due from a related party		76,559	-
(Decrease)/increase in trade payables		(2,216,047)	4,785,016
(Decrease)/increase in other payables and accrued expenses		(7,488,567)	4,715,864
Decrease in amounts due to related parties		(11,629)	(723,082)

Cash generated from operations		4,834,431	1,533,814
Interest paid		-	(15,290)

Net cash generated from operating activities		4,834,431	1,518,524

CASH FLOWS FROM INVESTING ACTIVITIES

Interest received and net cash generated from investing activities	4	12	1

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends paid and net cash used in financing activities	11(b)	(4,183,479)	(1,599,230)

Net increase/(decrease) in cash and cash equivalents		650,964	(80,705)

Cash and cash equivalents at 1 January		340,418	183,756

Cash and cash equivalents at 31 October		991,382	103,051

7

ULI (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

1.	BASIS OF PREPARATION

These condensed financial statements have been prepared in accordance with International Accounting Standard 34 “Interim Financial Reporting” and Hong Kong Accounting Standard 34 “Interim Financial Reporting” issued by the International Accounting Standards Board (“IASB”) and the Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively.

These condensed financial statements should be read in conjunction with the 2021 annual financial statements. The accounting policies (including the significant judgements made by management in applying the Company’s accounting policies and the key sources of estimation uncertainty) and methods of computation used in the preparation of these condensed financial statements are consistent with those used in the annual financial statements for the year ended 31 December 2021.

As Hong Kong dollar (“HKD”) is pegged to United States dollar (“USD”), the management of the Company used the exchange rate of USD1: HKD7.8 for the translation of presentation currency from HKD to USD.

2.	ADOPTION OF NEW AND REVISED INTERNATIONAL / HONG KONG FINANCIAL REPORTING STANDARDS

The accounting policies applied in these condensed financial statements are the same as those applied in the Company’s financial statements as at and for the year ended 31 December 2021. In the current period, the Company has adopted all the new and revised International Financial Reporting Standards and Hong Kong Financial Reporting Standards issued by IASB and the HKICPA respectively that are relevant to its operations and effective for its accounting year beginning on 1 January 2022 but they do not have a material effect on the Company’s financial statements.

A number of new standards and amendments to standards are effective for annual periods beginning after 1 January 2022 and earlier application is permitted. The Company has not early adopted any of the forthcoming new or amended standards in preparing these condensed interim financial statements.

3.	REVENUE

The principal activities of the Company are the provision of air and ocean freight forwarding services in the People’s Republic of China.

Revenue represents gross invoiced freight income and recognised at a point in time for the period.

8

ULI (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

4.	OTHER INCOME

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Bank interest income	12	1
Sundry income	1	93,409
	13	93,410

5.	PROFIT BEFORE TAXATION

Profit before taxation is arrived at after charging:

		Ten months ended 31 October
		2022	2021
		USD	USD
		(Unaudited)	(Unaudited)

(a)	Finance costs:
	Bank loan interest	-	1,464
	Other loan interest	-	13,826
		-	15,290

(b)	Staff costs (including directors’ remuneration) Salaries and allowances	788,737	393,478

(c)	Other item:
	Depreciation	7	36

6.	INCOME TAX EXPENSE

No provision for Hong Kong Profits Tax or deferred taxation has been made in the financial statement since the Company’s income is derived from overseas sources which is not liable to Hong Kong Profits Tax.

7.	PROPERTY AND EQUIPMENT

No property and equipment was acquired by the Company during the ten months ended 31 October 2022 (2021: USDNil).

9

ULI (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

8.	TRADE RECEIVABLES

All trade receivables are expected to be recovered within one year.

Trade receivables represented by:

	31 October	31 December
	2022	2021
	USD	USD
	(Unaudited)	(Audited)

- Third parties	54,105	4,446,926
- Fellow subsidiaries	1,052,553	4,835,322
- Related companies	806,727	1,523,128

	1,913,385	10,805,376

9.	TRADE PAYABLES

Trade payables are expected to be settled within one year.

Trade payables represented by:

	31 October	31 December
	2022	2021
	USD	USD
	(Unaudited)	(Audited)

Trade payables
- Third parties	60,936	1,719,296
- Immediate holding company	19,775	32,659
- Fellow subsidiaries	777,243	1,338,176
- Related companies	61,577	45,447

	919,531	3,135,578

10

ULI (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

10.	AMOUNTS DUE FROM/(TO) RELATED PARTIES

	31 October	31 December
	2022	2021
	USD	USD
	(Unaudited)	(Audited)

Amounts due from a related party
– member	-	76,559

Amounts due to a related party
- fellow subsidiary	-	11,629

The balances with related parties are in the nature of current account, are unsecured, interest free and have no fixed terms of repayment.

11.	CAPITAL, RESERVES AND DIVIDENDS

(a)	Share capital

	31 October 2022			31 December 2021
	Number of shares	Amount		Number of shares	Amount
		HKD (Unaudited)			HKD (Audited)

Ordinary share, issued and fully paid	10,000		10,000	10,000		10,000

Equivalent to		USD	1,282		USD	1,282

(b)	Dividends

The directors have declared the following dividends during the period:

	Ten months ended 31 October
	2022	2021
	USD (Unaudited)	USD (Unaudited)

2021 interim dividend of USD118.23 per ordinary share declared on 5 May 2022	1,182,328	-
2021 interim dividend of USD275.88 per ordinary share declared on 9 June 2022	2,758,768	-
2022 interim dividend of USD24.24 per ordinary share declared on 22 August 2022	242,383	-
2020 interim dividend of USD86.42 per ordinary share declared on 7 January 2021	-	864,208
2020 final dividend of USD184.62 per ordinary share declared on 20 April 2021	-	1,846,229
	4,183,479	2,710,437

11

ULI (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

12.	MATERIAL RELATED PARTY TRANSACTIONS

During the period, the Company entered into the following material related party transactions:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Immediate holding Company

Administration and handling fees paid	30,128	30,128
Corporate fee refund	-	93,409
Corporate fee expenses paid	63,005	66,200
Group fee paid	39,697	62,734

Fellow subsidiaries

Freight income received	2,070,180	2,748,663
Freight charges paid	6,128,053	9,958,716
Computer expenses	14,086	9,802
Interest expense paid	-	13,826

Related parties

Freight income received	24,376,382	27,948,534
Freight charges paid	20,767,666	16,803,568

Balances with related parties are disclosed in the condensed statement of financial position and in notes 8, 9 and 10 to the condensed financial statements.

Appendix i

ULI (SOUTH CHINA) LIMITED

DETAIL INCOME STATEMENT

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

13.	APPROVAL OF FINANCIAL STATEMENTS

The interim financial statements were approved and authorised for issue by the Board of Directors on 10 February 2023.

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Freight income	41,845,709	37,937,991

Freight costs	(38,814,686)	(34,540,013)

Gross profit	3,031,023	3,397,978

Add: Other income

Bank interest income	12	1
Sundry income	1	93,409

	13	93,410

Add: Other gains and losses - net exchange losses	(94,969)	(4,155)

Less: Expenditure (Appendix ii)
Administrative expenses	817,027	417,742
Other operating expenses	385,655	132,006

	1,202,682	549,748

Profit from operations	1,733,385	2,937,485

Less: Finance costs (Appendix ii)	-	15,290

Profit before taxation	1,733,385	2,922,195

Appendix ii

ULI (SOUTH CHINA) LIMITED Appendix ii

OVERHEAD EXPENSES

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Administrative expenses
Computer expenses	14,086	9,802
Directors’ remuneration	65,737	46,736
Salaries and allowances	723,000	346,742
Telephone, facsimile and internet	14,204	14,462

	817,027	417,742
Other operating expenses
Advertisement and promotion	250,373	-
Administration and handling fees	30,128	30,128
Auditor’s remuneration	17,778	6,346
Bank charges	22,977	28,483
Business registration fee	19	32
Corporate fee expenses	63,005	66,200
Depreciation	7	36
Legal and professional fees	1,229	641
Sundries	9	-
Travel - Local	130	140

	385,655	132,006

	1,202,682	549,748
Finance costs
Bank loan interest	-	1,464
Other loan interest	-	13,826

	-	15,290